Exhibit 21.01

SUBSIDIARIES OF THE REGISTRANT

AS OF 06/30/06

Subsidiary Name	State / Jurisdiction of Incorporation
6464661 Canada, Inc.	Canada

Abilene Nuclear, LLC	Delaware

ALARIS Medical Systems Foreign Sales Corporation	Barbados

ALARIS Medical Luxembourg II S.à.r.l.	Luxembourg

ALARIS Medical 1 (Suisse), S.à.r.l.	Switzerland

ALARIS Medical Cayman Islands	Cayman Islands

Alcon – Building Branch	Puerto Rico

Allcaps Weichgelatinkapseln GmbH & Co. KG	Germany

Allcaps Weichgelatinkapseln Verwaltungs GmbH	Germany

Allegiance (BVI) Holdings Co. Ltd.	British Virgin Islands

Allegiance Corporation	Delaware

Allegiance Healthcare (Labuan) Pte. Ltd.	Malaysia

Allegiance Healthcare Holding B.V.	Netherlands

Allegiance Healthcare International GmbH	Austria

Allegiance Labuan Holdings Pte. Ltd.	Malaysia

API (Suppliers) Limited	United Kingdom

Aurum Pharmaceuticals Limited	United Kingdom

Bauer Branch	Dominican Republic

Beckloff Associates, Inc.	Kansas

C. International, Inc.	Ohio

Cardal II, LLC	Delaware

Cardal, Inc.	Ohio

Subsidiary Name	State / Jurisdiction of Incorporation
Cardinal Distribution Holding Corporation – I	Nevada

Cardinal Distribution Holding Corporation – II	Nevada

Cardinal Health (Bermuda) 224 Ltd.	Bermuda

Cardinal Health 100, Inc.	Indiana

Cardinal Health 101, Inc.	Delaware

Cardinal Health 104 LP	Ohio

Cardinal Health 105, Inc.	Ohio

Cardinal Health 107, Inc.	Ohio

Cardinal Health 108, Inc.	Tennessee

Cardinal Health 109, Inc.	Texas

Cardinal Health 110, Inc.	Delaware

Cardinal Health 111, LLC	Delaware

Cardinal Health 112, LLC	Delaware

Cardinal Health 113, LLC	Wisconsin

Cardinal Health 2, Inc.	Nevada

Cardinal Health 200, Inc.	Delaware

Cardinal Health 201, Inc.	Delaware

Cardinal Health 222 (Thailand) Ltd.	Thailand

Cardinal Health 3, LLC	Delaware

Cardinal Health 301, LLC	Delaware

Cardinal Health 302, LLC	Delaware

Cardinal Health 303, Inc.	Delaware

Cardinal Health 304, LLC	Delaware

Cardinal Health 400, Inc.	Illinois

Subsidiary Name	State / Jurisdiction of Incorporation
Cardinal Health 406, LLC	Delaware

Cardinal Health 409, Inc.	Delaware

Cardinal Health 411, Inc.	Ohio

Cardinal Health 414, Inc.	Delaware

Cardinal Health 416, Inc.	Puerto Rico

Cardinal Health 417, Inc.	Puerto Rico

Cardinal Health 418, Inc.	Delaware

Cardinal Health 420, LLC	Delaware

Cardinal Health 421 Limited Partnership	Scotland

Cardinal Health 421, Inc.	Delaware

Cardinal Health 5, LLC	Delaware

Cardinal Health 6, Inc.	Nevada

Cardinal Health 7, LLC	Delaware

Cardinal Health Argentina 400 S.A.I.C.	Argentina

Cardinal Health Australia 200 Pty Ltd	Australia

Cardinal Health Australia 300 Pty Ltd	Australia

Cardinal Health Australia 316 Pty Limited	Australia

Cardinal Health Australia 401 Pty Ltd	Australia

Cardinal Health Austria 201 GmbH	Austria

Cardinal Health Belgium 202 S.P.R.L.	Belgium

Cardinal Health Brasil 402 Ltda.	Brazil

Cardinal Health Canada 204, Inc.	Canada

Cardinal Health Canada 301, Inc.	Canada

Cardinal Health Canada 302, Inc.	Canada

Subsidiary Name	State / Jurisdiction of Incorporation
Cardinal Health Canada 307 ULC	Canada

Cardinal Health Canada 403, Inc.	Canada

Cardinal Health Capital Corporation	Ohio

Cardinal Health Cardiology Solutions, LLC	Delaware

Cardinal Health Corporate Solutions, LLC	Nevada

Cardinal Health D.R. 203 Ltd.	Bermuda

Cardinal Health Espana 308 S.L.	Spain

Cardinal Health Europe IT GmbH	Germany

Cardinal Health Finance	United Kingdom

Cardinal Health Finance Partners 229 L.P.	Canada

Cardinal Health France 205 S.A.S.	France

Cardinal Health France 309 S.A.S.	France

Cardinal Health France 404 S.A.	France

Cardinal Health France 428 S.A.S.	France

Cardinal Health France 429 S.A.S.	France

Cardinal Health France 430 S.A.S.	France

Cardinal Health France 431 S.A.S.	France

Cardinal Health Funding, LLC	Nevada

Cardinal Health GbR	Germany

Cardinal Health Germany 206 GmbH	Germany

Cardinal Health Germany 318 GmbH	Germany

Cardinal Health Germany 405 GmbH	Germany

Cardinal Health Germany Holdings GmbH	Germany

Cardinal Health Holding GmbH	Germany

Subsidiary Name	State / Jurisdiction of Incorporation
Cardinal Health Holding International, Inc.	New Jersey

Cardinal Health Holding Pty Ltd	Australia

Cardinal Health Holdings Limited	United Kingdom

Cardinal Health International Ventures, Ltd.	Barbados

Cardinal Health IPS, LLC	Delaware

Cardinal Health Ireland 406 Ltd.	Ireland

Cardinal Health Ireland 419 Limited	Ireland

Cardinal Health Ireland 422 Limited	Ireland

Cardinal Health Italy 208 S.r.l.	Italy

Cardinal Health Italy 311 Srl	Italy

Cardinal Health Italy 407 S.p.A.	Italy

Cardinal Health Japan 228 K.K.	Japan

Cardinal Health Japan 408 K.K.	Japan

Cardinal Health Lease Funding 2002A, LLC	Delaware

Cardinal Health Lease Funding 2002AQ, LLC	Delaware

Cardinal Health Lease Funding 2003A, LLC	Delaware

Cardinal Health Lease Funding 2003AQ, LLC	Delaware

Cardinal Health Lease Funding 2003B, LLC	Delaware

Cardinal Health Lease Funding 2003BQ, LLC	Delaware

Cardinal Health Lease Funding 2004A, LLC	Delaware

Cardinal Health Lease Funding 2004AQ, LLC	Delaware

Cardinal Health Luxembourg 420 S.à.r.l.	Luxembourg

Cardinal Health MPB, Inc.	Missouri

Cardinal Health Malaysia 211 Sdn. Bhd.	Malaysia

Subsidiary Name	State / Jurisdiction of Incorporation
Cardinal Health Malta 212 Limited	Malta

Cardinal Health Mauritius Holding 226 Ltd.	Mauritius

Cardinal Health Mexico 213 S.A. de C.V.	Mexico

Cardinal Health N.Z. 217 Limited	New Zealand

Cardinal Health New Zealand 313 Limited	New Zealand

Cardinal Health Netherlands 214 B.V.	Netherlands

Cardinal Health Netherlands 310 B.V.	Netherlands

Cardinal Health Netherlands Financing C.V.	Netherlands

Cardinal Health Netherlands Holding B.V.	Netherlands

Cardinal Health Netherlands Holding 437 B.V.	Netherlands

Cardinal Health Norway 315 A/S	Norway

Cardinal Health P.R. 218, Inc.	Puerto Rico

Cardinal Health P.R. 227, Inc.	Puerto Rico

Cardinal Health P.R. 409 B.V.	Netherlands

Cardinal Health P.R. 410, Inc.	Puerto Rico

Cardinal Health P.R. 436, Inc.	Puerto Rico

Cardinal Health PTS, LLC	Delaware

Cardinal Health S.A. 319 (Proprietary) Limited	South Africa

Cardinal Health Singapore 225 Pte. Ltd.	Singapore

Cardinal Health Singapore 304	Singapore

Cardinal Health Singapore 423 Pte. Ltd.	Singapore

Cardinal Health Spain 219 S.L.	Spain

Cardinal Health Sweden 220 AB	Sweden

Cardinal Health Sweden 314 AB	Sweden

Subsidiary Name	State / Jurisdiction of Incorporation
Cardinal Health Switzerland 221 GmbH	Switzerland

Cardinal Health Switzerland 317 Sarl	Switzerland

Cardinal Health Switzerland 412 GmbH	Switzerland

Cardinal Health Switzerland 413 AG	Switzerland

Cardinal Health Systems, Inc.	Ohio

Cardinal Health Technologies Switzerland GmbH	Switzerland

Cardinal Health Technologies, LLC	Nevada

Cardinal Health Trading (Shanghai) Co. Ltd.	China

Cardinal Health U.K. 100 Limited	United Kingdom

Cardinal Health U.K. 101 Limited	United Kingdom

Cardinal Health U.K. 223 Limited	United Kingdom

Cardinal Health U.K. 305 Limited	United Kingdom

Cardinal Health U.K. 306 Limited	United Kingdom

Cardinal Health U.K. 414 Limited	United Kingdom

Cardinal Health U.K. 415 Limited	United Kingdom

Cardinal Health U.K. 416 Limited	United Kingdom

Cardinal Health U.K. 417 Limited	United Kingdom

Cardinal Health U.K. 418 Limited	United Kingdom

Cardinal Health U.K. 425 Limited	United Kingdom

Cardinal Health U.K. 432 Limited	United Kingdom

Cardinal Health U.K. 433 Limited	United Kingdom

Cardinal Health U.K. 434 Limited	United Kingdom

Cardinal Health U.K. 435 Limited	United Kingdom

Cardinal.com Holdings, Inc.	Nevada

Subsidiary Name	State / Jurisdiction of Incorporation
Cascade Development, Inc.	Nevada

Caseview (P.L.) Limited	United Kingdom

CCB, Inc.	Iowa

CDI Investments, Inc.	Delaware

Centralia Pharmacy, Inc.	Illinois

Centricity, LLC	Delaware

Cirmex de Chihuahua S.A. de C.V.	Mexico

Cirpro de Delicias S.A. de C.V.	Mexico

Comprehensive Medical Imaging—Rancho Mirage, Inc.	California

Comprehensive OPEN MRI – Carmichael, Inc.	Delaware

Comprehensive OPEN MRI—Folsom, Inc.	Delaware

Comprehensive OPEN MRI—Sacramento, Inc.	Delaware

Converters Branch	Dominican Republic

Convertors de Mexico S.A. de C.V.	Mexico

CR Medicap, Inc.	Iowa

Craig Generics Limited	United Kingdom

Daniels Pharmaceuticals Limited	United Kingdom

Denver Biomedical, Inc.	Delaware

Desert PET, LLC	California

Dover Communications, LLC	Delaware

DuQuoin Pharmacy, Inc.	Illinois

Dutch American Manufacturers (D.A.M.) B.V.	Netherlands

East Iowa Pharmacies, Inc.	Iowa

Eldon Laboratories Limited	United Kingdom

Subsidiary Name	State / Jurisdiction of Incorporation
Ellipticare, LLC	Delaware

EPIC Insurance Company	Vermont

Eurochem Limited	United Kingdom

European Pharmaceuticals Group Ltd.	United Kingdom

Europharm of Worthing Limited	United Kingdom

F&F Holding GmbH	Germany

Federa S.A.	Belgium

Freeman Pharmaceuticals Limited	United Kingdom

Glacier Guaranty Corporation	Vermont

Glamorgan Pharmaceuticals Limited	United Kingdom

Grand Avenue Pharmacy, Inc.	Iowa

Griffin Capital, LLC	Nevada

Griffin Group Document Management Services, Inc.	Nevada

Homecare (North-West) Limited	United Kingdom

Impharm Nationwide Limited	United Kingdom

Inland Empire Regional PET Center, LLC	California

InteCardia-Tennessee East Catheterization, LLC	North Carolina

InteCardia-Tennessee East Diagnostic, LLC	North Carolina

Intercare Holdings Limited	United Kingdom

Intercare Investments Limited	United Kingdom

Intercare Properties Plc	United Kingdom

International Capsule Company S.r.l.	Italy

Iowa Falls Pharmacy, Inc.	Iowa

IVAC Overseas Holdings L.P.	Delaware

Subsidiary Name	State / Jurisdiction of Incorporation
JRG, Ltd.	Iowa

Killilea Development Company, Ltd.	Ohio

Lake Charles Pharmaceutical and Medical Equipment Supply Company, L.L.C.	Louisiana

Leader Drugstores, Inc.	Delaware

Liberty Communications Network, LLC	Delaware

Macarthy Group Trustees Limited	United Kingdom

Macarthy Limited	United Kingdom

Macarthy’s Laboratories Limited	United Kingdom

Martindale Pharmaceuticals Limited	United Kingdom

Medcon S.A.	Luxembourg

Medesta Associates, LLC	Delaware

Medical Education Systems, LLC	Delaware

Medical Media Communications, LLC	Delaware

Medicap Pharmacies Incorporated	Iowa

Medicine Shoppe Capital Corporation	Nevada

Medicine Shoppe International, Inc.	Delaware

Medicine Shoppe Internet, Inc.	Missouri

MediQual Systems, Inc.	Delaware

Midland Pharmacies, Inc.	Iowa

Moresville, Limited	United Kingdom

MRI Equipment Partners, Ltd.	Texas

Multi-Medica S.A.	Belgium

Multipharm Limited	United Kingdom

Subsidiary Name	State / Jurisdiction of Incorporation
Nationwide Ostomy Supplies Limited	United Kingdom

One Cloverleaf, LLC	Delaware

OnPointe Medical Communications, LLC	Delaware

Owen Shared Services, Inc.	Texas

PCI Holdings (UK) Co.	United Kingdom

Parmed Pharmaceuticals, Inc.	Delaware

Penisant S.A.	Uruguay

Pharmaceutical and Diagnostic Services, Inc.	Utah

Pharmacy Operations of New York, Inc.	New York

Pharmacy Operations, Inc.	Delaware

Pharmapar S.A.	Belgium

Physicians Purchasing, Inc.	Nevada

Pinnacle Intellectual Property Services International, Inc.	Nevada

Pinnacle Intellectual Property Services, Inc.	Nevada

PlastiMedical S.p.A.	Italy

Practicome Solutions, LLC	Delaware

Productos Urologos de Mexico S.A. de C.V.	Mexico

Quiroproductos de Cuauhtemoc S.A. de C.V.	Mexico

R.P. Scherer (Spain) S.A.	Spain

R.P. Scherer DDS B.V.	Netherlands

R.P. Scherer GmbH & Co. KG	Germany

R.P. Scherer Holdings II Limited	United Kingdom

R.P. Scherer Technologies, Inc.	Nevada

R.P. Scherer Verwaltungs GmbH	Germany

Subsidiary Name	State / Jurisdiction of Incorporation
Ransdell Surgical, Inc.	Kentucky

Respirare, LLC	Delaware

Riverside MRI, JV	Texas

RxealTIME, Inc.	Nevada

Sierra Radiopharmacy, LLC	Nevada

Simolo (GL) Limited	United Kingdom

Sistemas Médicos ALARIS, S.A. de C.V.	Mexico

Source Medical Corporation	Canada

SRx, Inc.	Iowa

Strategic Implications International, LLC	Delaware

Supplyline Technologies Limited	Ireland

Syncor Belgium SPRL	Belgium

Syncor Italy s.r.l.	Italy

Toledo Pharmacy Co.	Iowa

Top Shot Publishers Limited	Ireland

Venture Laminate Limited	Ireland

Venture Packaging Limited	Ireland

Virginia Imaging Center, LLC	Virginia

West Texas Nuclear Pharmacy Partners	Texas

Wholesale (PI) Limited	United Kingdom

Yorkshire Pharmacy, Inc.	Nebraska